Exhibit 99.1

News Release

Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316

Jones Lang LaSalle Reports 15 Percent Fee Revenue Growth and 21 Percent
EPS Growth for Third Quarter 2013
Adjusted EPS of $1.49, fee revenue of $989 million and margin improvement year over year

CHICAGO, October 28, 2013 - Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share (“EPS”) of $1.49 for the third quarter of 2013, up from $1.23 in the prior year. Third-quarter revenue was $1.1 billion, an increase of 19 percent. Fee revenue was $989 million, an increase of 15 percent. All percentage variances are calculated on a local currency basis.

•	Strong fee revenue growth, led by Capital Markets & Hotels and Property & Facility Management; solid performance in Leasing

•	Double-digit revenue increases in all geographic segments demonstrating global share growth

•	Improved profitability, adjusted EPS up 21 percent, adjusted operating margins up more than 1 percentage point

•	Healthy capital raise by LaSalle Investment Management; $3.3 billion committed year to date

•	Increased strength of investment grade balance sheet; $1.2 billion credit facility renewed and extended at lower cost

•	Semi-annual dividend of $0.22 per share declared by the Board of Directors

Summary Financial Results ($ in millions, except per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012

Revenue	$1,107	$949	$2,952	$2,684
Fee Revenue[1]	$989	$878	$2,677	$2,475
Adjusted Net Income[2]	$67	$55	$135	$128
U.S. GAAP Net Income	$63	$50	$122	$101
Adjusted Earnings per Share[2]	$1.49	$1.23	$2.99	$2.86
Earnings per Share	$1.39	$1.10	$2.71	$2.25
Adjusted EBITDA[3]	$118	$102	$268	$252
Adjusted EBITDA, Real Estate Services	$101	$77	$217	$189
Adjusted EBITDA, LaSalle Investment Management	$17	$25	$51	$63
See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 2

“Our solid third-quarter results show significant revenue growth and increasing profitability across our operations,” said Colin Dyer, President and Chief Executive Officer of Jones Lang LaSalle. “In the fourth quarter, traditionally the most profitable of the year, we will continue to improve margins, take market share and invest in the long-term strength of the business,” Dyer added.

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2013	2012		2013	2012

Real Estate Services (“RES”)
Leasing	$333.2	$309.5	8%	$860.9	$838.7	3%
Capital Markets & Hotels	163.5	114.1	46%	441.6	318.6	40%
Property & Facility Management	304.3	249.9	26%	813.1	728.4	14%
Property & Facility Management Fee Revenue[1]	233.7	207.9	17%	656.8	607.7	11%
Project & Development Services	142.8	118.8	21%	376.8	343.1	10%
Project & Development Services Fee Revenue[1]	95.1	89.2	8%	258.2	254.5	3%
Advisory, Consulting and Other	95.7	85.6	13%	271.4	257.0	6%
Total RES Revenue	$1,039.5	$877.9	20%	$2,763.8	$2,485.8	12%
Total RES Fee Revenue[1]	$921.2	$806.3	14%	$2,488.9	$2,276.5	10%

LaSalle Investment Management
Advisory Fees	$55.4	$57.4	(2)%	$167.0	$172.0	(1)%
Transaction Fees & Other	2.6	2.5	12%	10.9	5.9	88%
Incentive Fees	9.3	11.7	(20)%	10.5	20.4	(48)%
Total LaSalle Investment Management Revenue	$67.3	$71.6	(4)%	$188.4	$198.3	(4)%

Total Firm Revenue	$1,106.8	$949.5	19%	$2,952.2	$2,684.1	11%
Total Firm Fee Revenue[1]	$988.5	$877.9	15%	$2,677.3	$2,474.8	9%

Consolidated Performance Highlights:

•
Consolidated fee revenue growth of 15 percent for the third quarter and 9 percent year to date was driven by a 46 percent increase in Capital Markets & Hotels and a 17 percent fee revenue increase in Property & Facility Management.

•	In BRIC countries, China, India and Russia operations are stabilizing or improving while Brazil continues to be challenging.

•	Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $897 million in the third quarter, up 13 percent, and $2.5 billion year to date, up 9 percent.

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 3

•	Adjusted operating income margin calculated on a fee revenue basis was 9.4 percent for the quarter compared with 8.3 percent last year.

Balance Sheet, Net Interest Expense and Dividend:

•	The firm reduced total net debt by $68 million during the quarter to $765 million, consistent with historical seasonal borrowing and repayment patterns.

•	Net interest expense for the third quarter was $9.6 million compared with $10.0 million a year ago.

•
In October, the firm announced that it renewed its long-term credit facility, increasing capacity to $1.2 billion from $1.1 billion. The outstanding balance on the credit facility at September 30, 2013, was $445 million.  Among other items, the renewed agreement reset pricing with initial pricing of LIBOR + 1.25 percent, down from LIBOR + 1.625 percent, extended the maturity to October 2018 and provided for increased add-backs to EBITDA for restructuring and acquisition-related expenses.

•
The firm’s Board of Directors declared a semi-annual dividend of $0.22 per share. The dividend payment will be made on December 13, 2013, to investors of record at the close of business on November 15, 2013.

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 4

Business Segment Performance Highlights
Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2013	2012		2013	2012

Leasing	$232.6	$214.1	9%	$582.6	$550.8	6%
Capital Markets & Hotels	46.7	39.1	19%	138.7	109.1	27%
Property & Facility Management	129.8	104.1	26%	348.5	307.4	14%
Property & Facility Management Fee Revenue[1]	98.0	83.7	18%	273.9	251.4	10%
Project & Development Services	48.6	46.3	6%	129.3	131.1	(1)%
Project & Development Services Fee Revenue[1]	48.4	46.1	6%	128.4	130.5	(1)%
Advisory, Consulting and Other	26.4	25.6	2%	77.9	75.4	3%
Operating Revenue	$484.1	$429.2	13%	$1,277.0	$1,173.8	9%

Equity Earnings	0.0	0.1	n/m	0.2	(0.1)	n/m
Total Segment Revenue	$484.1	$429.3	13%	$1,277.2	$1,173.7	9%
Total Segment Fee Revenue[1]	$452.1	$408.7	11%	$1,201.7	$1,117.1	8%

n/m - not meaningful

Americas Performance Highlights:

•	Robust revenue growth was driven by higher Capital Markets & Hotels revenue, up 19 percent, and Property & Facility Management fee revenue growth of 18 percent, despite a continued slowdown in Brazil.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $407 million for the quarter, up 12 percent, reflecting continued strategic investments to grow market share.

•
Operating income was $45 million for the quarter, compared with $42 million in 2012. Operating income margin calculated on a fee revenue basis was 9.9 percent, compared with 10.4 percent last year. Excluding the impact of Latin America, primarily driven by Brazil, operating income increased 0.2 percent compared with last year.

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2013	2012		2013	2012

Leasing	$58.8	$52.7	10%	$167.9	$166.3	0%
Capital Markets & Hotels	82.8	51.1	61%	204.2	140.2	46%
Property & Facility Management	62.8	45.1	39%	152.4	130.9	17%
Property & Facility Management Fee Revenue[1]	48.9	42.3	15%	131.4	125.3	5%
Project & Development Services	68.4	52.4	26%	180.5	155.3	14%
Project & Development Services Fee Revenue[1]	29.6	26.1	11%	81.1	76.0	6%
Advisory, Consulting and Other	45.6	41.1	11%	126.4	122.2	4%
Operating Revenue	$318.4	$242.4	30%	$831.4	$714.9	16%

Equity Earnings	0.0	(0.1)	n/m	(0.5)	(0.2)	n/m
Total Segment Revenue	$318.4	$242.3	30%	$830.9	$714.7	16%
Total Segment Fee Revenue[1]	$265.7	$213.2	24%	$710.5	$629.8	13%

n/m - not meaningful

EMEA Performance Highlights:

•
Strong revenue growth was broad-based, with double-digit increases in each service line, and particularly strong in Capital Markets & Hotels, which grew 61 percent. Leasing also gained share against declining market absorption. Strong performance in the UK, France, the Netherlands and Southern Europe all contributed to growth.

•	Fee-based operating expenses, excluding restructuring and acquisition charges, were $248 million for the quarter, up 18 percent, driven by higher compensation costs as a result of increased revenue.

•
Adjusted operating income, which excludes King Sturge amortization, was $18 million for the quarter, compared with $5 million in 2012. Adjusted operating income margin calculated on a fee revenue basis was 7.0 percent compared with 2.4 percent last year, representing positive operating leverage from EMEA’s substantial revenue increase.

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2013	2012		2013	2012

Leasing	$41.8	$42.7	4%	$110.4	$121.6	(7)%
Capital Markets & Hotels	34.0	23.9	56%	98.7	69.3	48%
Property & Facility Management	111.7	100.7	21%	312.2	290.1	14%
Property & Facility Management Fee Revenue[1]	86.8	81.9	16%	251.5	231.0	15%
Project & Development Services	25.8	20.1	43%	67.0	56.7	26%
Project & Development Services Fee Revenue[1]	17.1	17.0	10%	48.7	48.0	7%
Advisory, Consulting and Other	23.7	18.9	30%	67.1	59.4	15%
Operating Revenue	$237.0	$206.3	24%	$655.4	$597.1	15%

Equity Earnings	0.0	0.0	n/m	0.0	0.2	n/m
Total Segment Revenue	$237.0	$206.3	24%	$655.4	$597.3	15%
Total Segment Fee Revenue[1]	$203.4	$184.4	19%	$576.4	$529.5	14%

n/m - not meaningful

Asia Pacific Performance Highlights:

•
Healthy growth across all business lines, most notably a 56 percent increase in Capital Markets & Hotels driven by Australia, Japan and Hong Kong, as well as a 16 percent fee revenue increase in Property & Facility Management.

•	Fee-based operating expenses were $184 million for the quarter, up 15 percent, partially due to commissions earned on Capital Markets revenue.

•
Operating income was $19 million for the quarter, compared with $12 million in 2012. Operating income margin calculated on a fee revenue basis was 9.3 percent, compared with 6.6 percent last year. The increase was driven by substantial revenue growth and overall cost discipline while the firm continued to invest strategically for profitable growth.

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended September 30,		% Change in LC	Nine Months Ended September 30,		% Change in LC
	2013	2012		2013	2012

Advisory Fees	$55.4	$57.4	(2)%	$167.0	$172.0	(1)%
Transaction Fees & Other	2.6	2.5	12%	10.9	5.9	88%
Incentive Fees	9.3	11.7	(20)%	10.5	20.4	(48)%
Operating Revenue	$67.3	$71.6	(4)%	$188.4	$198.3	(4)%

Equity Earnings	6.6	10.7	(38)%	21.4	22.6	(5)%
Total Segment Revenue	$73.9	$82.3	(9)%	$209.8	$220.9	(4)%

LaSalle Investment Management Performance Highlights:

•	Capital raise momentum continued with nearly $1 billion of capital raised during the quarter, $3.3 billion year to date.

•
Advisory fees were $55 million for the quarter, consistent with the second quarter of 2013 and a 2 percent decrease from last year as new fund initiatives continued with capital accumulation and initial investments, and legacy funds continued with liquidations.

•	Operating expenses were $57 million for the quarter, compared with $58 million last year. Compensation and benefits costs decreased in line with the decrease in advisory fees.

•
Operating income was $17 million for the quarter, a margin of 22.7 percent, compared with $24 million in 2012, a margin of 29.4 percent. Margin was impacted by incentive fees and equity earnings, both of which were healthy in the current quarter but lower than the robust amounts last year.

•
Assets under management were $46.7 billion as of September 30, 2013, compared with $46.3 billion at June 30, 2013, with $2.1 billion of acquisitions and valuation increases partially offset by $1.7 billion of dispositions and foreign currency movements.

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 8

About Jones Lang LaSalle
Jones Lang LaSalle (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual revenue of $3.9 billion, Jones Lang LaSalle operates in 70 countries from more than 1,000 locations worldwide. On behalf of its clients, the firm provides management and real estate outsourcing services to a property portfolio of 2.6 billion square feet and completed $63 billion in sales, acquisitions and finance transactions in 2012. Its investment management business, LaSalle Investment Management, has $46.7 billion of real estate assets under management. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 │ 22 Hanover Square London W1A 2BN │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Statements in this press release regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2012, and in the Quarterly Report on Form 10-Q for the quarters ended March 31, 2013, and June 30, 2013, and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Statements speak only as of the date of this release. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.

Jones Lang LaSalle Reports Third-Quarter 2013 Results - Page 9

Conference Call
The firm will conduct a conference call for shareholders, analysts and investment professionals on Monday, October 28 at 6:00 p.m. EDT.
To participate in the conference call, please dial into one of the following phone numbers five to ten minutes before the start time:

∙	U.S. callers:	+1 877 800 0896
∙	International callers:	+1 706 679 7364
∙	Pass code:	80557958

Webcast
Follow these steps to listen to the webcast:
1. You must have a minimum 14.4 Kbps Internet connection
2. Log on to http://www.videonewswire.com/event.asp?id=96428 and follow instructions
3. Download free Windows Media Player software: (link located under registration form)
4. If you experience problems listening, send an email to prnwebcast@multivu.com

Supplemental Information
Supplemental information regarding the third-quarter 2013 earnings call has been posted to the Investor Relations section of the company's website:  www.jll.com.

Conference Call Replay
Available: 11:00 p.m. EDT Monday, October 28 through 11:59 p.m. EST Wednesday, November 6 at the following numbers:

∙	U.S. callers:	+1 855 859 2056
∙	International callers:	+1 404 537 3406
∙	Pass code:	80557958

Web Audio Replay
Audio replay will be available for download or stream. This information and link is also available on the company’s website:  www.jll.com.
If you have any questions, email Jones Lang LaSalle’s Investor Relations department at JLLInvestorRelations@am.jll.com.
###

JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2013 and 2012
(in thousands, except share data)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,

	2013	2012	2013	2012

Revenue	$1,106,802	$949,491	$2,952,173	$2,684,126

Operating expenses:
Compensation and benefits	699,031	622,360	1,897,351	1,752,804
Operating, administrative and other	296,012	235,370	808,118	701,731
Depreciation and amortization	19,742	19,089	58,996	58,710
Restructuring and acquisition charges	4,919	6,820	14,689	32,376
Total operating expenses	1,019,704	883,639	2,779,154	2,545,621

Operating income	87,098	65,852	173,019	138,505

Interest expense, net of interest income	(9,631)	(9,952)	(26,603)	(24,837)
Equity earnings from real estate ventures	6,574	10,698	21,132	22,500

Income before income taxes and noncontrolling interest	84,041	66,598	167,548	136,168
Provision for income taxes	20,925	16,916	41,719	34,587
Net income	63,116	49,682	125,829	101,581

Net income attributable to noncontrolling interest	259	169	3,286	603
Net income attributable to the Company	$62,857	$49,513	$122,543	$100,978

Dividends on unvested common stock, net of tax benefit	—	—	241	253
Net income attributable to common shareholders	$62,857	$49,513	$122,302	$100,725

Basic earnings per common share	$1.42	$1.12	$2.77	$2.30

Basic weighted average shares outstanding	44,407,468	44,015,922	44,197,610	43,780,819

Diluted earnings per common share	$1.39	$1.10	$2.71	$2.25

Diluted weighted average shares outstanding	45,063,360	44,826,502	45,070,603	44,755,817

EBITDA	$113,414	$95,639	$253,147	$219,715

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results
For the Three and Nine Months Ended September 30, 2013 and 2012
(in thousands)
(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,

	2013	2012	2013	2012
REAL ESTATE SERVICES

AMERICAS
Revenue:
Operating revenue	$484,054	$429,139	$1,277,014	$1,173,738
Equity earnings (losses)	(17)	131	274	(77)
Total segment revenue	484,037	429,270	1,277,288	1,173,661
Gross contract costs (1)	(31,957)	(20,594)	(75,425)	(56,615)
Total segment fee revenue	452,080	408,676	1,201,863	1,117,046

Operating expenses:
Compensation,operating and administrative expenses	427,817	376,111	1,149,036	1,050,141
Depreciation and amortization	11,279	10,748	33,279	31,129
Total segment operating expenses	439,096	386,859	1,182,315	1,081,270
Gross contract costs (1)	(31,957)	(20,594)	(75,425)	(56,615)
Total fee-based segment operating expenses	407,139	366,265	1,106,890	1,024,655

Operating income	$44,941	$42,411	$94,973	$92,391

Adjusted EBITDA	$56,220	$53,159	$128,252	$123,520

EMEA
Revenue:
Operating revenue	$318,372	$242,492	$831,422	$715,009
Equity losses	—	(158)	(536)	(228)
Total segment revenue	318,372	242,334	830,886	714,781
Gross contract costs (1)	(52,659)	(29,200)	(120,385)	(84,859)
Total segment fee revenue	265,713	213,134	710,501	629,922

Operating expenses:
Compensation, operating and administrative expenses	295,350	232,977	786,372	690,844
Depreciation and amortization	5,101	4,759	15,111	16,643
Total segment operating expenses	300,451	237,736	801,483	707,487
Gross contract costs (1)	(52,659)	(29,200)	(120,385)	(84,859)
Total fee-based segment operating expenses	247,792	208,536	681,098	622,628

Operating income	$17,921	$4,598	$29,403	$7,294

Adjusted EBITDA	$23,022	$9,357	$44,514	$23,937

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
ASIA PACIFIC
Revenue:
Operating revenue	$237,027	$206,272	$655,370	$597,147
Equity earnings	11	47	2	161
Total segment revenue	237,038	206,319	655,372	597,308
Gross contract costs (1)	(33,663)	(21,893)	(79,039)	(67,772)
Total segment fee revenue	203,375	184,426	576,333	529,536

Operating expenses:
Compensation, operating and administrative expenses	215,138	191,026	611,435	555,446
Depreciation and amortization	2,968	3,143	9,220	9,556
Total segment operating expenses	218,106	194,169	620,655	565,002
Gross contract costs (1)	(33,663)	(21,893)	(79,039)	(67,772)
Total fee-based segment operating expenses	184,443	172,276	541,616	497,230

Operating income	$18,932	$12,150	$34,717	$32,306

Adjusted EBITDA	$21,900	$15,293	$43,937	$41,862

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$67,349	$71,588	$188,367	$198,232
Equity earnings	6,580	10,678	21,392	22,644
Total segment revenue	73,929	82,266	209,759	220,876

Operating expenses:
Compensation, operating and administrative expenses	56,738	57,616	158,626	158,104
Depreciation and amortization	394	439	1,386	1,382
Total segment operating expenses	57,132	58,055	160,012	159,486

Operating income	$16,797	$24,211	$49,747	$61,390

Adjusted EBITDA	$17,191	$24,650	$51,133	$62,772

SEGMENT RECONCILING ITEMS:
Total segment revenue	$1,113,376	$960,189	$2,973,305	$2,706,626
Reclassification of equity earnings	6,574	10,698	21,132	22,500
Total revenue	$1,106,802	$949,491	$2,952,173	$2,684,126

Total operating expenses before restructuring and acquisition charges	1,014,785	876,819	2,764,465	2,513,245
Operating income before restructuring and acquisition charges	$92,017	$72,672	$187,708	$170,881

Restructuring and acquisition charges	4,919	6,820	14,689	32,376
Operating income after restructuring and acquisition charges	$87,098	$65,852	$173,019	$138,505

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets
September 30, 2013, December 31, 2012 and September 30, 2012
(in thousands)
	(Unaudited)		(Unaudited)
	September 30,	December 31,	September 30,
	2013	2012	2012
ASSETS
Current assets:
Cash and cash equivalents	$119,704	$152,159	$125,730
Trade receivables, net of allowances	980,955	996,681	858,594
Notes and other receivables	117,901	101,952	99,074
Warehouse receivables	60,099	144,257	54,140
Prepaid expenses	70,448	53,165	62,513
Deferred tax assets, net	51,241	50,831	50,269
Other	20,626	16,484	18,770
Total current assets	1,420,974	1,515,529	1,269,090

Property and equipment, net of accumulated depreciation	259,184	269,338	248,036
Goodwill, with indefinite useful lives	1,889,848	1,853,761	1,816,944
Identified intangibles, net of accumulated amortization	40,649	45,932	47,745
Investments in real estate ventures	287,747	268,107	295,525
Long-term receivables	85,745	58,881	56,881
Deferred tax assets, net	171,713	197,892	183,809
Other	170,085	142,059	135,980
Total assets	$4,325,945	$4,351,499	$4,054,010

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$424,282	$497,817	$373,811
Accrued compensation	508,952	685,718	480,956
Short-term borrowings	35,478	32,233	30,775
Deferred tax liabilities, net	10,113	10,113	6,095
Deferred income	108,817	76,152	86,296
Deferred business acquisition obligations	34,275	105,772	184,006
Warehouse facility	60,099	144,257	54,140
Other	105,309	109,909	97,301
Total current liabilities	1,287,325	1,661,971	1,313,380

Noncurrent liabilities:
Credit facility	445,000	169,000	572,000
Long-term senior notes	275,000	275,000	—
Deferred tax liabilities, net	3,106	3,106	7,646
Deferred compensation	93,540	75,320	73,914
Deferred business acquisition obligations	96,023	107,661	106,185
Minority shareholder redemption liability	19,733	19,489	18,585
Other	72,788	80,696	103,449
Total liabilities	2,292,515	2,392,243	2,195,159

	(Unaudited)		(Unaudited)
	September 30,	December 31,	September 30,
	2013	2012	2012

Company shareholders' equity:
Common stock, $.01 par value per share,100,000,000 shares authorized; 44,434,717, 44,054,042 and 44,043,059 shares issued and outstanding as of September 30, 2013, December 31, 2012 and September 30, 2012, respectively	444	441	440
Additional paid-in capital	940,803	932,255	926,114
Retained earnings	1,129,648	1,017,128	919,184
Shares held in trust	(8,052)	(7,587)	(7,599)
Accumulated other comprehensive (loss) income	(36,411)	8,946	14,834
Total Company shareholders' equity	2,026,432	1,951,183	1,852,973

Noncontrolling interest	6,998	8,073	5,878
Total equity	2,033,430	1,959,256	1,858,851

Total liabilities and equity	$4,325,945	$4,351,499	$4,054,010

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows
For the Nine Months Ended September 30, 2013 and 2012
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2013	2012

Cash (used in) provided by operating activities	$(99,873)	$34,288

Cash used in investing activities	(112,159)	(135,557)

Cash provided by financing activities	179,577	42,545

Net decrease in cash and cash equivalents	$(32,455)	(58,724)

Cash and cash equivalents, beginning of period	152,159	184,454

Cash and cash equivalents, end of period	$119,704	$125,730

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1.
Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses”, respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins. Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three and nine months ended September 30, 2013, and 2012.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions)	2013	2012	2013	2012

Revenue	$1,106.8	$949.5	$2,952.2	$2,684.1
Gross contract costs	(118.3)	(71.6)	(274.9)	(209.3)
Fee revenue	$988.5	$877.9	$2,677.3	$2,474.8

Operating expenses	$1,019.7	$883.6	$2,779.2	$2,545.6
Gross contract costs	(118.3)	(71.6)	(274.9)	(209.3)
Fee-based operating expenses	$901.4	$812.0	$2,504.3	$2,336.3

Operating income	$87.1	$65.9	$173.0	$138.5

Add:
Restructuring and acquisition charges	4.9	6.8	14.7	32.4
King Sturge intangible amortization	0.6	0.6	1.7	4.3
Adjusted operating income	$92.6	$73.3	$189.4	$175.2

Adjusted operating income margin	9.4%	8.3%	7.1%	7.1%

2.
Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three and nine months ended September 30, 2013, and 2012, are (a) restructuring and acquisition charges and (b) intangible amortization related to the 2011 King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share (“EPS”) for each net income total:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions, except per share data)	2013	2012	2013	2012

GAAP net income attributable to common shareholders	$62.9	$49.5	$122.3	$100.7
Shares (in 000s)	45,063	44,827	45,071	44,756
GAAP diluted earnings per share	$1.39	$1.10	$2.71	$2.25

GAAP net income attributable to common shareholders	$62.9	$49.5	$122.3	$100.7
Restructuring and acquisition charges, net	3.6	5.1	11.0	24.2
King Sturge intangible amortization, net	0.5	0.4	1.3	3.2
Adjusted net income	$67.0	$55.0	$134.6	$128.1

Shares (in 000s)	45,063	44,827	45,071	44,756

Adjusted diluted earnings per share	$1.49	$1.23	$2.99	$2.86

3.
Adjusted EBITDA represents earnings before interest expense net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
($ in millions)	2013	2012	2013	2012

GAAP net income	$63.1	$49.7	$125.8	$101.6
Add:
Interest expense, net of interest income	9.6	10.0	26.6	24.8
Provision for income taxes	20.9	16.9	41.7	34.6
Depreciation and amortization	19.8	19.0	59.0	58.7

EBITDA	$113.4	$95.6	$253.1	$219.7
Add:
Restructuring and acquisition charges	4.9	6.8	14.7	32.4
Adjusted EBITDA	$118.3	$102.4	$267.8	$252.1

4.
Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.

5.
Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6.
Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. The Investment Management segment provides investment management services to institutional investors and high-net-worth individuals.

7.
The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, to be filed with the Securities and Exchange Commission shortly.

8.
EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

9.	Certain prior year amounts have been reclassified to conform to the current presentation.